UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE SPAIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

The Spain Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 22, 2008

Annual Report

This report provides management’s discussion of fund performance for The Spain Fund (the “Fund”) for the annual reporting period ended November 30, 2007. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in a portfolio of Spanish equity securities. The Fund will, under normal circumstances, invest at least 80% of its total assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in fixed-income instruments issued by the Spanish government and its instrumentalities or by supranational organizations and multinational companies rated AA or better by Standard & Poor’s Corporation or Aa or better by Moody’s Investors Service. The Fund may invest up to 25% of its total assets in unlisted securities of Spanish companies and Spanish securities which are not readily marketable. For information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 15. The Fund currently has a managed distribution policy. For information about the managed distribution policy see “Managed Distribution Policy” on page 22.

Investment Results

The table on page 4 shows the Fund’s performance compared to its new benchmark, the Madrid Stock Exchange General Index (IGBM), as well as its previous benchmark, the Morgan Stanley Capital International (MSCI) Spain Index for the six- and 12-month periods ended November 30, 2007. The Madrid Stock Exchange General Index (IGBM) is a more appropriate benchmark for the Fund, as it has a composition that is both broader than the MSCI Spain Index and is less concentrated in the large-market capitalization stocks with greater mid- and small-capitalization coverage.

The Fund outperformed its new benchmark, the Madrid Stock Exchange General Index (IGBM), for the 12-month period ended November 30, 2007, but underperformed the MSCI Spain Index for the same time period. Strong sector selection in financials, energy and industrials, along with positive security selection within the consumer discretionary and industrials sectors, contributed positively to Fund performance. Security selection within the financials sector detracted from the Fund’s return.

During the six-month period ended November 30, 2007, the Fund underperformed its new benchmark, the Madrid Stock Exchange General Index (IGBM), as well as the MSCI Spain Index. The Fund’s overweight position in health care was a detractor, while an underweight position in the financials sector and an overweight position in the telecommunications sector were positive contributors to performance. Security selection was negative in the financials and health care sectors, but positive in the consumer discretionary, utilities and industrials sectors.

THE SPAIN FUND •	1

Market Review and Investment Strategy

During the 12-month period ended November 30, 2007, the Madrid Stock Exchange General Index (IGBM) rose 27.65% in U.S. dollars, confirming Spain’s strong performance among other European markets. World equity markets for the period were dominated by the effects of the slowdown in the U.S. housing market, and so the Spanish telecommunications, consumer goods, energy and utilities sectors drove the performance of the Spanish index, with financials and consumer services providing a drag on returns.

During the six-month period ended November 30, 2007, the Madrid Stock Exchange General Index (IGBM) rose 11.95% in U.S. dollars, making Spain one of the strongest performing markets within Europe. The U.S. subprime mortgage issues and consequent phase of a liquidity crisis led investors to view Spain as a defensive market, given its large weightings in telecommunications and utilities. This phase of a slowdown in economic growth led to the consumer services sector underperforming over the time period.

2	• THE SPAIN FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. For additional shareholder information regarding this Fund, please see page 34.

Benchmark Disclosure

Neither the unmanaged Madrid Stock Exchange General Index (IGBM) nor the unmanaged Morgan Stanley Capital International (MSCI) Spain Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Madrid Stock Exchange General Index (IGBM) is a capitalization-weighted index that measures the performance of a selected number of Continuous Market (Sistema de Interconexión Bursátil Español—SIBE) securities. The SIBE is a fully transparent order driven, electronic trading system owned by the four major Spanish Exchanges. The IGBM is the principal index for the Madrid Stock Exchange and represents the construction, financial services, communications, consumer, capital/intermediate goods, energy and market service sectors. The MSCI Spain Index seeks to measure the performance of the Spanish equity market. It is a capitalization-weighted index that aims to capture 85% of the publicly available free float-adjusted market capitalization. The indices’ returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI Spain Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in U.S. issues. Substantially all of the Fund’s assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the U.S. Issuers of securities in Spain are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to U.S. standards and less information is available to investors in Spanish securities than to investors in U.S. securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the U.S.

Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

(Historical Performance continued on next page)

THE SPAIN FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
The Spain Fund (NAV)	10.18%	28.15%

New Benchmark: Madrid Stock Exchange General Index (IGBM)	11.95%	27.65%

Previous Benchmark: MSCI Spain Index (Net)	14.70%	30.27%

    The Fund’s Market Price per share on November 30, 2007, was $15.24. The Fund’s Net Asset Value Price per share on November 30, 2007, was $15.40. For additional Financial Highlights, please see page 18.

See Historical Performance and Benchmark disclosures on previous page.

4	• THE SPAIN FUND

Historical Performance

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $135.7

TEN LARGEST HOLDINGS

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
Telefonica SA	$25,579,096	18.8%
Banco Santander Central Hispano SA	18,995,759	14.0
Iberdrola SA	13,142,971	9.7
Banco Bilbao Vizcaya Argentaria SA	9,770,956	7.2
Altadis SA	5,778,448	4.3
Inditex SA	5,763,082	4.2
Enagas	5,258,749	3.9
Repsol YPF SA	5,098,242	3.8
Indra Sistemas SA	4,918,039	3.6
Clinica Baviera SA	4,382,651	3.2
	$98,687,993	72.7%

*	All data are as of November 30, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Investment Manager. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.

THE SPAIN FUND •	5

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Utilities – 37.9%
Electric & Gas Utility – 18.6%
Enagas	174,337	$5,258,749
Iberdrola SA	797,504	13,142,971
Red Electrica de Espana	68,793	4,250,178
Union Fenosa SA	36,579	2,535,752

		25,187,650

Miscellaneous – 0.5%
Fluidra Sa(a)	72,666	630,399

Telephone Utility – 18.8%
Telefonica SA	763,553	25,579,096

		51,397,145

Finance – 25.9%
Banking - Money Center – 21.2%
Banco Bilbao Vizcaya Argentaria SA(b)	392,932	9,770,956
Banco Santander Central Hispano SA	886,669	18,995,759

		28,766,715

Banking - Regional – 1.8%
Banco Pastor SA	146,358	2,425,660

Insurance – 1.8%
Grupo Catalana Occidente SA	70,943	2,525,748

Miscellaneous – 1.1%
Corporacion Financiera Alba	19,157	1,442,574

		35,160,697

Consumer Services – 8.4%
Apparel – 4.2%
Inditex SA	82,897	5,763,082

Broadcasting & Cable – 2.0%
Sogecable SA(a)	74,539	2,648,813

Miscellaneous – 2.2%
Prosegur Cia de Seguridad SA	83,013	3,050,633

		11,462,528

Capital Goods – 6.7%
Engineering & Construction – 6.7%
Acciona SA	9,930	3,370,542
Fomento de Construcciones y Contratas SA	17,379	1,468,065
Obrascon Huarte Lain SA	28,854	1,160,217
Tecnicas Reunidas SA	23,634	1,707,836
Uralita SA	143,178	1,402,601

		9,109,261

Health Care – 4.7%
Medical Services – 3.2%
Clinica Baviera SA(a)	122,298	4,382,651

6	• THE SPAIN FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Miscellaneous – 1.5%
Grifols SA	83,864	$1,941,490

		6,324,141

Consumer Staples – 4.3%
Tobacco – 4.3%
Altadis SA	79,573	5,778,448

Energy – 3.8%
International – 3.8%
Repsol YPF SA	138,126	5,098,242

Technology – 3.6%
Computer Services – 3.6%
Indra Sistemas SA	180,044	4,918,039

Basic Industry – 1.2%
Mining & Metals – 1.2%
Tubacex SA	160,839	1,688,509

Aerospace & Defense – 0.3%
Defense Electronics – 0.3%
European Aeronautic Defence & Space Co., NV	13,454	429,134

Total Investments – 96.8% (cost $71,553,511)		131,366,144
Other assets less liabilities – 3.2%		4,314,424

Net Assets – 100.0%		$135,680,568

(a)	Non-income producing security.

(b)	Security represents investment in an affiliate (see Note B).

See notes to financial statements.

THE SPAIN FUND •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $70,521,016)	$121,595,188
Affiliated issuers (cost $1,032,495)	9,770,956
Cash	776,456
Foreign cash, at value (cost $3,184,883)	3,321,863
Receivable for investment securities sold	476,342
Dividends receivable	66,484

Total assets	136,007,289

Liabilities
Management fee payable	99,134
Legal fee payable	72,946
Printing fee payable	55,210
Custody fee payable	28,331
Directors’ fees and expenses payable	23,578
Transfer Agent fee payable	19,900
Audit fee payable	17,713
Accrued expenses	9,909

Total liabilities	326,721

Net Assets	$135,680,568

Composition of Net Assets
Capital stock, at par	$88,093
Additional paid-in capital	54,137,837
Accumulated net realized gain on investment and foreign currency transactions	21,504,097
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	59,950,541

$135,680,568

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value

(based on 8,809,280 shares outstanding)	$15.40

See notes to financial statements.

8	• THE SPAIN FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends—unaffiliated issuers (net of foreign taxes withheld of $399,079)	$2,265,161
Dividends—affiliated issuers (net of foreign taxes withheld of $99,094)	561,531
Interest	31,930	$2,858,622

Expenses
Management fee (see Note B)	956,817
Legal	164,732
Custodian	132,363
Printing	82,671
Directors’ fees	62,869
Audit	57,722
Transfer agency	37,876
Registration fees	23,689
Miscellaneous	37,289

Total expenses		1,556,028

Net investment income		1,302,594

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions—unaffiliated issuers		19,595,194
Investment transactions—affiliated issuers		4,262,925
Foreign currency transactions		41,816
Net change in unrealized appreciation/depreciation of:
Investments		6,738,223
Foreign currency denominated assets and liabilities		130,019

Net gain on investment and foreign currency transactions		30,768,177

Net Increase in Net Assets from Operations		$32,070,771

See notes to financial statements.

THE SPAIN FUND •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$1,302,594	$1,096,067
Net realized gain on investments and foreign currency transactions	23,899,935	18,226,262
Net change in unrealized appreciation/depreciation of investment and foreign currency denominated assets and liabilities	6,868,242	17,238,583

Net increase in net assets from operations	32,070,771	36,560,912
Dividends and Distributions to Shareholders from:
Net investment income	(9,058,705)	(1,096,067)
Net realized gain on investment and foreign currency transactions	(4,079,693)	(8,190,706)
Capital Stock Transactions
Net increase	643,607	431,155

Total increase	19,575,980	27,705,294
Net Assets
Beginning of period	116,104,588	88,399,294

End of period (including undistributed net investment income of $– 0 – and $103,329, respectively)	$135,680,568	$116,104,588

See notes to financial statements.

10	• THE SPAIN FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and

THE SPAIN FUND •	11

Notes to Financial Statements

OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2007 was .68 EUR to U.S. $1.00.

3. Taxes

It is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

12	• THE SPAIN FUND

Notes to Financial Statements

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund currently has a managed distribution policy under which the Fund distributes to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets at the beginning of the quarter is distributed to shareholders.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007, amounted to $230,637, of which $1,014 was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria (“BBVA”), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2007, the Fund earned $31,930 of interest income on cash balances maintained at the subcustodian. As of November 30, 2007,

THE SPAIN FUND •	13

Notes to Financial Statements

BBVA owned approximately 17% of the Fund’s outstanding shares of Common Stock and was therefore an “affiliated person” as defined under the Investment Company Act of 1940. A director of the Fund is Head of Asset Management and Private Banking of BBVA.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the year ended November 30, 2007, the Fund reimbursed ABIS $140 for such cost.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$85,747,036	$96,442,013
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$72,184,636

Gross unrealized appreciation	$59,765,786
Gross unrealized depreciation	(584,278)

Net unrealized appreciation	$59,181,508

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

14	• THE SPAIN FUND

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D

Capital Stock

During the year ended November 30, 2007, the Fund issued 42,176 shares, in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

THE SPAIN FUND •	15

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$5,345,033	$1,081,077
Long-term capital gains	7,793,365	8,205,696

Total taxable distributions	13,138,398	9,286,773

Total distributions paid	$13,138,398	$9,286,773

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,731,474
Undistributed long-term capital gains	16,403,747
Unrealized appreciation/(depreciation)	59,319,416	(a)

Total accumulated earnings/(deficit)	$81,454,637

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and reclassification of distributions, resulted in a net decrease in distributions in excess of net investment income, and a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related

16	• THE SPAIN FUND

Notes to Financial Statements

to the same practices that are the subject of the SEC and NYAG investigations referred to above. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager’s ability to perform advisory services relating to the Fund.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

THE SPAIN FUND •	17

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended November 30,
	2007	2006	2005	2004		2003

Net asset value, beginning of period	$13.24	$10.12	$10.09	$8.41		$6.81

Income From Investment Operations
Net investment income(a)	.15	.12	.14	.04	(b)	.01
Net realized and unrealized gain on investment and foreign currency transactions	3.51	4.06	.87	2.51		2.22

Net increase in net asset value from operations	3.66	4.18	1.01	2.55		2.23

Less: Dividends and Distributions
Dividends from net investment income	(1.03)	(.12)	(.14)	(.04)		(.05)
Distributions from net realized gain on investment and foreign currency transactions	(.47)	(.94)	(.84)	(.83)		– 0 –
Tax return of capital	– 0 –	– 0 –	– 0 –	– 0 –		(.58)

Total dividends and distributions	(1.50)	(1.06)	(.98)	(.87)		(.63)

Net asset value, end of period	$15.40	$13.24	$10.12	$10.09		$8.41

Market value, end of period	$15.24	$14.70	$12.43	$12.50		$9.57

Premium/(Discount)	(1.04)%	11.03%	22.83%	23.89%		13.79%
Total Return
Total investment return based on(c):
Market value	14.22%	29.05%	7.95%	42.04%		49.25%
Net asset value	28.15%	42.76%	8.88%	30.47%		34.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$135,681	$116,105	$88,399	$87,799		$72,817
Ratio to average net assets of:
Expenses, net of waivers	1.25%	1.56%	1.65%	1.95%		2.19%
Expenses, before waivers	1.25%	1.56%	1.65%	2.01%		2.19%
Net investment income	1.05%	1.12%	1.37%	.41	%(b)	.11%
Portfolio turnover rate	72%	56%	22%	27%		26%

See footnote summary on page 19.

18	• THE SPAIN FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of waivers by the Investment Manager.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

THE SPAIN FUND •	19

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Spain Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Spain Fund, Inc. as of November 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 2005 were audited by other independent registered public accountants whose report thereon, dated January 23, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Spain Fund, Inc. as of November 30, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2008

20	• THE SPAIN FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2007 is $498,173. The foreign source of income for information reporting purposes is $3,319,578.

For the fiscal year ended November 30, 2007 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 33.17% of dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $7,793,365 of long-term capital gain distributions, during the fiscal year ended November 30, 2007, which are subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

THE SPAIN FUND •	21

Tax Information

ADDITIONAL INFORMATION

(unaudited)

Managed Distribution Policy

The Fund currently has a managed distribution policy under which the Fund distributes to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets at the beginning of the quarter is distributed to shareholders.

If distributions under the managed distribution policy exceed the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders. A return of capital may occur when some or all of the money a shareholder invested in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution policy.

The managed distribution policy is monitored by the Investment Manager and the Fund’s Board of Directors. The Fund is not required to maintain a managed distribution policy and the Board of Directors may modify or terminate such policy at any time.

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

22	• THE SPAIN FUND

Additional Information

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., c/o The Spain Fund, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

THE SPAIN FUND •	23

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Luis Abril Perez(1)

Daniel de Fernando Garcia

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

Baldomero Falcones Jaquotot(1)

OFFICERS

Marc O. Mayer, President

Robert Alster, Senior Vice President

Liliana Dearth(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Siobhan McManus, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee

(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

24	• THE SPAIN FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Daniel de Fernando Garcia,** 42 (2003)	Was appointed Head of Private Banking and Personal Banking in January 2008 after being Head of Asset Management and Private Banking BBVA since October 2002. Prior to 2002 he was associated with J.P. Morgan for 14 years in the following capacities: Managing Director and Head of JP Morgan Private Banking Asset Management (Europe, Africa, The Orient and Asia); Head of JP Morgan Private Banking Wealth Management (Europe, Africa and The Orient); JPMorgan Co-Head of Asset Management Services Iberia, Head of Investments and Chairman and CEO of Morgan Gestión, S.A. (JPM Madrid); Member of AMS European Mgmt. Group, Member of PCG Europe Management Team, Member of JPM Madrid Management Committee, Equity Portfolio Manager in the International Investment Group (JPMIM London), Fixed Income Portfolio Manager, Equity Portfolio Manager and Director of Altitude Investments Limited, Proxima Alfa Investments, S.A., BBVA Pensiones S.A., EGFP, Gestion de Prevision y Pensiones, S.A. EGFP, BBVA Gestion, S.A. SGIIC.	1	None
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr.,#, *** 75 (2004)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

THE SPAIN FUND •	25

Management of the Fund

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Antonio Eraso, # 66 (2002)	Non-executive Director of Mapfre, Heron, Santander Central Hispano Activos Inmobiliarios, Advisor CEO of Iberdrola. President of Heron Espana; Advisor of CB Richard Ellis (Spain and Portugal); Advisor of Bansa Leasing; Advisor of Transolver (Finance); Advisor of Grupo Tecnobit S.A. (Defense); Advisor of Equifax Iberica; President’s Assessor of Iberdrola; President’s Assessor of Grupo Berge; Assessor of Tishman & Speyer Espana S.A.; Board’s Assessor of Young & Rubican Espana; Board’s Assessor of Gleeds Iberica (project management); Member of the National Assembly and Permanent Commission of ASNEF (National Association of Financial Entities); Spanish Representative of EURO-FINAS (European Association of Finance); formerly Advisor of Sedgwick Group Espana.	1	Mapfre, Heron, Santander Central Hispano Activos Inmobiliarios

Inmaculada de Habsburgo-Lorena, # 62 (1987)	President and Chief Executive Officer of The Queen Sofia Spanish Institute; Trustee of Samuel H. Kress Foundation; Founder and Trustee of the King Juan Carlos International Center of New York University Foundation; and member of the Board of World Monuments Fund Espana.	1	The Queen Sofia Spanish Institute; Samuel H. Kress Foundation; King Juan Carlos International Center of New York University Foundation; World Monuments Fund Espana

26	• THE SPAIN FUND

Management of the Fund

NAME, ADDRESS†, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Baldomero Falcones Jaquotot, # 61 (2006)	Chief Executive Officer of Fomento de Construcciones y Contratas S.A. and former Founding Partner and GP of Magnum Industrial Partners (private equity firm). Formerly Chairman, Mastercard International Worldwide, Santander Seguros and Europay Spain. Managing Director Banco Santander Central Hispano and Member of the Management Executive Committee (1987-2002), Chairman Bank Urquijo Limited London UK, Hispano Americano Sociedade do Investimento Lisboa, Banco Urquijo Chile, Banco Hispano Americano Benelux, Brussels, Fiat Finance, S.A., Madrid, Executive Vice Chairman and CEO Corporacion Financiera Hispamer, CEO Banco Hispano Industrial Investment Bank. Former Board member Union Electrica Fenosa, S.A. Board Member RWE Espana, S.A., Mastercard Europe, CESCE, Cia de Segurose, S.A., C.H. Generalli Seguros, S.A., La Estrella, S.A., Banif, S.A.	1	Union Electrica Fenosa, S.A

Luis Abril Pérez, # 59 (2006)	General Manager for the Chairman’s Technical Staff at Telefónica S.A. Prior thereto he was General Manager at Telefónica S.A. with various responsibilities. He is a Director of Sogecable S.A. and Endemol Investment Holding. He was formerly General Manager for Communications and Research of Banco Santander Central Hispano.	1	Sogecable S.A. and Endemol Investment Holding

†	The address for each of the Fund’s disinterested Directors is c/o Philip L. Kirstein, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

*	There is no stated term of office for the Fund’s Directors.

**	“Interested person,” as defined in the 1940 Act, of the Fund because of an affiliation with BBVA.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

THE SPAIN FUND •	27

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President	Executive Vice President of the Investment Manager** since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”)** since 2003. Prior thereto, he was head of AllianceBernstein Institutional Investments (“ABII”)**, a unit of the Investment Manager**, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC (“SCB & Co.”))** and its predecessor since prior to 2003.
Robert Alster 47	Senior Vice President	Senior Vice President of the Investment Manager**, with which he has been associated since prior to 2003.
Liliana C.Dearth 39	Senior Vice President	Senior Vice President of the Investment Manager**, with which she has been associated since prior to 2003.
Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.
Siobhan McManus 45	Vice President	Senior Vice President of the Investment Manager**, with which she has been associated since prior to 2003.
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.
Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Investment Manager, ABI, ABII, SCB & Co. and ABIS are affiliates of the Fund.

28	• THE SPAIN FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Investment Management and Administration Agreement (the “Advisory Agreement”)

The disinterested directors (the “directors”) of The Spain Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Investment Manager at a meeting held on November 8, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Investment Manager, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Investment Manager and with experienced counsel who are independent of the Investment Manager who advised on the relevant legal standards. The directors also discussed the proposed continuance in a private session with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Investment Manager to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Investment Manager, their overall confidence in the Investment Manager’s integrity and competence they have gained from that experience, the Investment Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Investment Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Investment Manager on the investment results of the Fund and review extensive materials and information presented by the Investment Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Investment Manager to manage the Fund, and the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement, including the quality of the investment research capabilities of the Investment Manager and the other

THE SPAIN FUND •	29

resources it has dedicated to performing services for the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Investment Manager. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Investment Manager for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Investment Manager or its affiliates. The directors noted that no reimbursements have been made to date by the Fund to the Investment Manager as no requests for such reimbursements had been made. The quality of administrative and other services, including the Investment Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Investment Manager for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Investment Manager in preparing fund-specific profitability data, and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Investment Manager’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Investment Manager’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Investment Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Investment Manager and its affiliates from their relationships with the Fund other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Investment Manager receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Investment Manager. The directors noted that although brokers affiliated with the Investment Manager are permitted to execute brokerage transactions for the Fund, they

30	• THE SPAIN FUND

have not done so in recent times. The directors recognized that the Investment Manager’s profitability would be somewhat lower without these benefits. The directors understood that the Investment Manager also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting the directors reviewed information prepared by Lipper showing the Fund’s net total return performance compared to three indices, the IBEX 35 Gross Dividend Reinvestment Index (the “IBEX 35 Gross Index”), the Madrid General Gross Dividend Reinvestment Index (the “Madrid General Gross Index”) and the Morgan Stanley Capital International Spain Net Dividend Reinvestment Index (the “MSCI Spain Net Index”) for the 1-, 3-, 5- and 10 year periods ended September 30, 2007. The Investment Manager provided Lipper with the data for the IBEX 35 Gross and Madrid General Gross indices since Lipper does not track these two indices, and with the net total return performance data for the Fund. The directors noted that the Fund underperformed the MSCI Spain Net Index in all periods reviewed and outperformed the other two indices in all periods reviewed. The directors further noted that net total return performance data provided by the Investment Manager for the Fund’s since inception period (June 1988 inception) indicated that the Fund outperformed the IBEX 35 Gross Index and underperformed the MSCI Spain Net Index. Since inception performance information was not available for the Madrid General Gross Index. The directors noted that the Lipper comparisons showing performance of other funds were of very limited utility because none of the other funds in the Fund’s Lipper category invested primarily in Spanish equities. Based on their review, the directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund (none of which invests primarily in Spanish equity securities.) The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Investment Manager agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Investment Manager and that such open-end Funds had benefited from such reductions since 2004. The directors noted that as a result of that settlement, the Investment Manager’s fees

THE SPAIN FUND •	31

for managing open-end funds that invest in international securities are .75% of the first $2.5 billion of average daily net assets, .65% for average daily net assets over that level to $5 billion, and .60% for average daily net assets over $5 billion. As a result, the latest fiscal year actual management fee rate paid by the Fund was higher than the Investment Manager’s fee rate under such rate schedules.

The Investment Manager informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Investment Manager’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., international equity securities). The Investment Manager reviewed with the directors the significantly greater scope of services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund’s investment classification/objective) was not provided by Lipper in light of the relatively small number of funds in the Fund’s Lipper category. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Investment Manager’s provision of services, as the Investment Manager is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the latest fiscal year actual management fee rate paid by the Fund of 80.1 basis points was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio was higher than the Expense Group median. Expense Universe information was not provided by Lipper in light of the relatively small number of funds in the Fund’s Lipper category. The Investment Manager explained that the Fund’s relatively high expense ratio was in part due to the Fund’s small size relative to the other funds in the Expense Group (approximately $100 million at November 30, 2006), which results in fixed expenses of the Fund having a much larger impact on the expense ratio than is the case for larger funds. The directors concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

32	• THE SPAIN FUND

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result (absent a rights offering or an acquisition). In such circumstances, they did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They also noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.

THE SPAIN FUND •	33

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”.

Managed Distribution Policy

For information about the Fund’s managed distribution policy, see “Managed Distribution Policy” on page 22.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

34	• THE SPAIN FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

THE SPAIN FUND •	35

NOTES

36	• THE SPAIN FUND

Privacy Notice

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

THE SPAIN FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SPAIN-0151-1107

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Spain Fund	2006	$40,000	$—	$7,500
	2007	$41,000	$—	$7,000

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Spain Fund	2006	$2,149,600	$ $ $	7,500 — (7,500)
	2007	$346,407	$ $ $	7,000 — (7,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Antonio Eraso	Baldomero Falcones Jaquotot
William H. Foulk, Jr	Luis Abril Perez
Inmaculada de Habsburgo-Lorena

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

October 2006

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1 Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Liliana Dearth.

The following table sets forth when Mrs. Dearth became involved in the management of the Fund, and her principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Liliana Dearth; since 2007; Senior Vice President	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity since prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended November 30, 2007.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Liliana Dearth	None	None	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Liliana Dearth	None	None	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Liliana Dearth	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended November 30, 2007 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Liliana Dearth	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Spain Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: January 29, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2008